UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


            September 21, 2005                        0-25753
     ---------------------------------    ---------------------------------
              Date of Report                   Commission File Number
     (Date of earliest event reported)


                                POWER2SHIP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Nevada                               87-0449667
     ---------------------------------    ---------------------------------
      (State or other jurisdiction of            (I.R.S. Employer
       incorporation or organization)          Identification Number)


                 903 Clint Moore Road, Boca Raton, Florida 33487
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (561) 998-7557
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.01 Regulation FD Disclosure.

On September 21, 2005, the Company published its September 2005 newsletter, a copy of which is attached to this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          None.

     (b)  Pro forma financial information.

          None.

     (c)  Exhibits.

          99.1 Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        POWER2SHIP, INC.



Dated: September 22, 2005               By:  /s/ Richard Hersh
                                             -----------------------------------
                                             Richard Hersh
                                             Chief Executive Officer